SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 17, 2001
                                                         -----------------------

                             EBIZ ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                      0-27721                    84-1075269
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(State or other Jurisdiction     (Commission File No.)          (IRS Employer
      of Incorporation                                       Identification No.)

                              15695 North 83rd Way
                            Scottsdale, Arizona 85260
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        (Address of Registrant's Principal Executive Offices) (Zip Code)


                                 (480) 778-1000
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              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective January 17, 2001, Arthur Andersen, LLP ("AA"), the independent accountant of Ebiz Enterprises, Inc., resigned and provided written notice that the client-auditor relationship between Ebiz and AA had ceased. AA did not specify any reason for terminating the relationship in its notice. The letter received from AA is attached as an exhibit to this Form 8-K.

     AA issued its Report of Independent Public Accountants related to Ebiz's financial statements for fiscal years ended September 30, 2000 and 1999. These opinions were qualified by the assumption that Ebiz would continue as a going concern. Management of Ebiz is unaware of any disagreements with AA related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     Due to the relatively short period of notice from AA, the Board of Directors has not had an opportunity to consider the resignation. Management has had discussions with and intends to retain new independent accountants as soon as possible.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit Description

     16.1 Arthur Andersen, LLP letter of resignation as principal independent accountant dated January 17, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EBIZ ENTERPRISES, INC.

                                          By: /s/ Ray Goshorn
                                              ----------------------------------
                                              Ray Goshorn,
                                              Chief Financial Officer


Dated: January 22, 2001